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                                                                  EXHIBIT 10.4


               FORM OF DIRECTOR/OFFICER INDEMNIFICATION AGREEMENT


         THIS INDEMNIFICATION AGREEMENT (this "AGREEMENT") is made as of _______________________, by and between LONG BEACH FINANCIAL CORPORATION, a Delaware corporation (the "COMPANY"), and ___________________________ ("INDEMNITEE"), a director of the Company.

                                       I.
                                   DEFINITIONS

         "AFFILIATE" shall mean (a) with respect to any corporation, any officer, director or 10% or more stockholder of such corporation, or (b) with respect to any individual, any partner or immediate family member of such individual or the estate of such individual, or (c) with respect to any partnership, trust or joint venture, any partner, co-venturer or trustee of such partnership, trust of joint venture, or any beneficiary or owner having 10% or more interest in the equity, property or profits of such partnership, trust or joint venture, or (d) with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with such Person or any Affiliate of such Person.

         "BOARD" shall mean the Board of Directors of the Company.

         "DGCL" shall mean the Delaware General Corporation Law, as may be amended from time to time.

         "PERSON" shall mean any individual, partnership, corporation, joint venture, trust, estate, or other entity.

         "SUBSIDIARY" shall mean any corporation of which the Company owns, directly or indirectly, through one or more subsidiaries, securities having more than 50% of the voting power of such corporation.

                                       II.
                          LIABILITY AND INDEMNIFICATION

         2.1 LIABILITY AND INDEMNIFICATION. To the fullest extent permitted by the DGCL, Indemnitee shall not be liable to the Company or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. The Company shall indemnify, in the manner and to the fullest extent permitted by the DGCL, Indemnitee (or his or her estate) if Indemnitee is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that Indemnitee is or was a director of the Company or any Subsidiary of the Company, or is or was serving as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses as incurred (including attorneys' fees), judgments, fines and amounts paid in settlement of such action, suit or proceeding.
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         2.2 ENFORCING THIS AGREEMENT. If Indemnitee properly makes a claim for indemnification or an advance of expenses that is payable pursuant to the terms of this Agreement, and that claim is not paid by the Company, or on its behalf, within sixty (60) days after a written claim has been received by the Company, except in the case of a claim for an advance of expenses, in which case the applicable period shall be twenty (20) days, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and if successful in whole or in part, Indemnitee shall be entitled to be paid also all expenses actually and reasonably incurred in connection with prosecuting such claim. In (a) any suit brought by Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by Indemnitee to enforce a right to an advance of expenses) it shall be a defense that, and (b) any suit by the Company to recover an advance of expenses pursuant to the terms of an undertaking the Company shall be entitled to recover such expenses upon a final adjudication that, Indemnitee has not met any applicable standard for indemnification set forth hereunder or in the DGCL. Neither the failure of the Company (including the Board, independent legal counsel or stockholders) to have made a determination prior to the commencement of such suit that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Company (including the Board, independent legal counsel or stockholders) that Indemnitee has not met such applicable standard of conduct, shall either create a presumption that Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by Indemnitee, be a defense to such suit. In any suit brought by Indemnitee to enforce a right to indemnification or to an advance of expenses hereunder, or by the Company to recover an advance of expenses pursuant to the terms of the undertaking of Indemnitee in Section 3.1, the burden of proving that Indemnitee is not entitled to be indemnified, or to such advance of expenses, shall be on the Company.

         2.3 SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

                                      III.
               ADVANCEMENT OF EXPENSES; INDEMNIFICATION PROCEDURE

         3.1 ADVANCEMENT OF EXPENSES. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding referenced in
Section 2.1. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby or that such indemnification is not otherwise permitted by applicable law. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a written request therefor or by Indemnitee to the Company. Notwithstanding the foregoing or any other provision of this Agreement, no advance shall be made by the Company if a determination is reasonably and promptly made by the Board by a majority vote of a quorum of disinterested


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directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel to the Company, that based upon the facts known to the Board or such legal counsel at the time such determination is made (a) Indemnitee acted in bad faith or deliberately breached Indemnitee's duty to the Company or its stockholders and
(b) as a result of such actions by Indemnitee, it is more likely than not that it will ultimately be determined that Indemnitee is not entitled to indemnification pursuant to this Agreement.

         3.2 NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be given in the manner set forth in
Section 10.3 and to the address stated therein, or such other address as the Company shall designate in writing to Indemnitee. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

         3.3 NOTICE TO INSURERS. If, at the time of the receipt of a notice of a claim pursuant to Section 3.2, the Company has director liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable actions to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

         3.4 SELECTION OF COUNSEL. In the event the Company shall be obligated under Section 3.1 to pay the expenses of any proceeding against Indemnitee, the Company shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of the Company's election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (a) Indemnitee shall have the right to employ separate counsel in any such proceeding at Indemnitee's expense; and (b) if (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company (subject to the provisions of this Agreement).

                                       IV.
                       ADDITIONAL INDEMNIFICATION RIGHTS;
                                 NON-EXCLUSIVITY

         4.1 APPLICATION. The provisions of this Agreement shall be deemed applicable to all actual or alleged actions or omissions by Indemnitee during any and all periods of time that Indemnitee was, is or shall be serving as a director of the Company or a Subsidiary.


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         4.2 SCOPE. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by law (except as set forth in Articles VIII and IX), notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any changes, after the date of this Agreement, in any applicable law, statute, or rule that expands the right of a Delaware corporation to indemnify a member of its board of directors, such changes shall be, ipso facto, within the purview of Indemnitee's rights and the Company's obligations under this Agreement. In the event of any change in any applicable law, statute or rule that narrows the right of a Delaware corporation to indemnify a member of its board of directors, such change shall have no effect on this Agreement or the parties' rights and obligations hereunder.

         4.3 NON-EXCLUSIVITY. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the DGCL or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action, suit or other covered proceeding.

                                       V.
                             PARTIAL INDEMNIFICATION

         If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceedings but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for that portion to which Indemnitee is entitled.

                                       VI.
                              MUTUAL ACKNOWLEDGMENT

         Both the Company and Indemnitee acknowledge that in certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's rights under public policy to indemnify Indemnitee.


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                                      VII.
                               LIABILITY INSURANCE

         The Company shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies of insurance with reputable insurance companies, providing the directors with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all such policies of liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors. Notwithstanding the foregoing, the Company shall have no obligations to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by similar insurance maintained by a parent or Subsidiary of the Company.

                                      VIII.
                                  SEVERABILITY

         Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. If this Agreement, or any portion hereof, shall be invalidated on any ground by any court or competent jurisdiction, the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

                                       IX.
                     EXCEPTIONS TO THE COMPANY'S OBLIGATIONS

         Any other provision to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement for the following:

         9.1 CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, unless said proceedings or claims were authorized by the Board.

         9.2 IMPROPER PERSONAL BENEFIT. To indemnify Indemnitee against liability for any transactions from which Indemnitee, or any Affiliate of Indemnitee, derived an improper personal benefit, including, but not limited to, self-dealing or usurpation of a corporate opportunity.

         9.3 DISHONESTY. To indemnify Indemnitee if a judgment or other final adjudication adverse to Indemnitee establishes that Indemnitee committed acts of active and deliberate


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dishonesty, with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated.

         9.4 INSURED CLAIMS; PAID CLAIMS. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) that have been paid directly to Indemnitee (a) by an insurance carrier under a policy of liability insurance maintained by the Company or (b) otherwise by any other means.

         9.5 CLAIMS UNDER SECTION 16(b). To indemnify Indemnitee for an accounting of profits in fact realized from the purchase and sale of securities within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

                                       X.
                                  MISCELLANEOUS

         10.1 CONSTRUCTION OF CERTAIN PHASES. For purposes of this Agreement,
(a) references to the "COMPANY" shall include any resulting or surviving corporation in any merger or consolidation in which the Company (as then constituted) is not the resulting or surviving corporation so that Indemnitee will continue to have the full benefits of this Agreement; (b) references to "OTHER ENTERPRISES" shall include employee benefit plans; (c) references to "FINES" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; (d) references to "SERVING AT THE REQUEST OF THE COMPANY" shall include any service as a director, officer, employee or agent of the Company which impose duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and (e) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "REASONABLY BELIEVED TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS" as referenced to in this Agreement.

         10.2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns. Notwithstanding the foregoing, Indemnitee shall have no right or power to voluntarily assign or transfer any rights granted to Indemnitee, or obligations imposed upon the Company, by or pursuant to this Agreement. Further, the rights of Indemnitee hereunder shall in no event accrue to the benefit of, or be enforceable by, any judgment creditor or other involuntary transferee of Indemnitee.

         10.3 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (a) if mailed by domestic certified or registered mail with postage prepaid, properly addressed to the parties at the address set forth below, or to such other address as may be furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be, on the third business day after the date postmarked, or (b) otherwise notice shall be deemed received when such notice is actually received by the party to whom it is directed.


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           If to Indemnitee:              __________________________________
                                          __________________________________
                                          __________________________________

           If to Company:                 LONG BEACH FINANCIAL CORPORATION
                                          1100 Town & Country Road, Suite 900
                                          Orange, CA  92868
                                          Attn: General Counsel

         10.4 CHOICE OF LAW. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware.

         10.5 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date first above written.

                                          LONG BEACH FINANCIAL CORPORATION,
                                          a Delaware corporation



                                          By:___________________________________
                                          Its:__________________________________



                                          ______________________________________
                                          Name:_________________________________



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